UNITED STATES
                        ECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                  Date of Earliest Event Reported: May 15, 2001

                          Date of Report: May 15, 2001



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                 -----------------------------------------------

           (Exact name of registrants as specified in their charters)



     Delaware                   1-111331            43-1698480
     Delaware                   333-06693           43-1742520
  ----------------------- -----------------     ------------------------------
    (States or other         Commission file    (I.R.S. Employer Identification
    jurisdictions of         numbers            Nos.)
    incorporation or
    organization)





                   One Liberty Plaza, Liberty, Missouri 64068


              (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

     ITEM 9. REGULATION FD DISCLOSURE On Wednesday, May 23, 2001, Ferrellgas Partners, L.P. will report earnings for the three and nine months ended April 30, 2001. James E. Ferrell, Chairman, Chief Executive Officer and President with will conduct a live teleconference on the Internet at http://www.videonewswire.com/FERRELLGAS/052301/. The live webcast of the teleconference will begin at 3:00 p.m. Eastern Time.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       FERRELLGAS PARTNERS, L.P.
                                          By Ferrellgas, Inc. (General Partner)


Date: May 15, 2001                                    By     /s/ Kevin T. Kelly
                                                       -------------------------
                                                                  Kevin T. Kelly
                                                       Senior Vice President and
                                              Chief Financial Officer (Principal
                                               Financial and Accounting Officer)





                                                     FERRELLGAS PARTNERS FINANCE
                                                     CORP.

Date: May 15, 2001                                     By     /s/ Kevin T. Kelly
                                                       -------------------------
                                                                  Kevin T. Kelly
                                                       Senior Vice President and
                                              Chief Financial Officer (Principal
                                               Financial and Accounting Officer)